PGIM ROCK ETF TRUST

AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT

Amendment No. 2 to Management Agreement made this 1st day of June 2026, between PGIM Rock ETF Trust, a Delaware statutory trust (the “Trust”), on behalf of certain of its series, as listed on Schedule A (each, a “Fund”; collectively, the “Funds”), and PGIM Investments LLC, a New York limited liability company (the Manager).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated October 26, 2023, with the Trust for the Funds, as amended from time to time, pursuant to which PGIM Investments act as Manager of the Trust; and

WHEREAS, the Trust and the Manager have mutually agreed to revise Schedule A of the Management Agreement, in order to include the PGIM S&P 500 Quarterly Buffer 5 ETF, PGIM S&P 500 Quarterly Buffer 10 ETF, PGIM S&P 500 Quarterly Buffer 15 ETF and PGIM S&P 500 Quarterly Buffer 20 ETF as new series of the Trust (the New Funds), and whereby each New Fund compensates the Manager for the services provided by the Manager to the New Funds under the Management Agreement; and

NOW THEREFORE, the parties mutually agree as follows:

1.The management fee rate schedule for the Funds appearing in Schedule A is hereby deleted in its entirety and is replaced with the attached Schedule A.

2.The Management Agreement is unchanged in all other respects.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year above written.

PGIM ROCK ETF TRUST

On behalf of its series, listed on Schedule A

By: /s/ Stuart Parker

Name: Stuart Parker

Title: President

PGIM INVESTMENTS LLC

By: /s/ Scott E. Benjamin

Name: Scott E. Benjamin

Title: Executive Vice President

SCHEDULE A

PGIM Rock ETF Trust

Fund Name	Annual Fee Rate	Effective Date
PGIM S&P 500 Buffer 12 ETF – January	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Equity Buffer 12 ETF	ETF
– January)
PGIM S&P 500 Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
February (formerly, PGIM US Large-Cap	ETF
Buffer 12 ETF – February)
PGIM S&P 500 Buffer 12 ETF – March	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 12	ETF
ETF – March)
PGIM S&P 500 Buffer 12 ETF – April	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 12	ETF
ETF – April)
PGIM S&P 500 Buffer 12 ETF – May	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 12	ETF
ETF – May)
PGIM S&P 500 Buffer 12 ETF – June	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 12	ETF
ETF – June)
PGIM US&P 500 Buffer 12 ETF – July	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 12	ETF
ETF – July)
PGIM S&P 500 Buffer 12 ETF – August	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 12	ETF
ETF – August)
PGIM S&P 500 Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
September (formerly, PGIM US Large-Cap	ETF
Buffer 12 ETF – September)
PGIM S&P 500 Buffer 12 ETF – October	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 12	ETF
ETF – October)
PGIM S&P 500 Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
November (formerly, PGIM US Large-Cap	ETF
Buffer 12 ETF – November)
PGIM S&P 500 Buffer 12 ETF –	0.50% of the average daily net assets of the	October 26, 2023
December (formerly, PGIM US Large-Cap	ETF
Buffer 12 ETF – December)
PGIM S&P 500 Buffer 20 ETF – January	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 20	ETF
ETF – January)
PGIM S&P 500 Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
February (formerly, PGIM US Large-Cap	ETF
Buffer 20 ETF – February)
PGIM S&P 500 Buffer 20 ETF – March	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 20	ETF
ETF – March)
PGIM S&P 500 Buffer 20 ETF – April	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 20	ETF
ETF – April)
PGIM S&P 500 Buffer 20 ETF – May	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 20	ETF
ETF – May)
PGIM S&P 500 Buffer 20 ETF – June	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 20	ETF
ETF – June)

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PGIM S&P 500 Buffer 20 ETF – July	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 20	ETF
ETF – July)
PGIM S&P 500 Buffer 20 ETF – August	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 20	ETF
ETF – August)
PGIM S&P 500 Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
September (formerly, PGIM US Large-Cap	ETF
Buffer 20 ETF – September)
PGIM S&P 500 Buffer 20 ETF – October	0.50% of the average daily net assets of the	October 26, 2023
(formerly, PGIM US Large-Cap Buffer 20	ETF
ETF – October)
PGIM S&P 500 Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
November (formerly, PGIM US Large-Cap	ETF
Buffer 20 ETF – November)
PGIM S&P 500 Buffer 20 ETF –	0.50% of the average daily net assets of the	October 26, 2023
December (formerly, PGIM US Large-Cap	ETF
Buffer 20 ETF – December)
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
January	ETF
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
February	ETF
PGIM S&P 500 Max Buffer ETF – March	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF – April	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF – May	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF – June	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF – July	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF – August	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
September	ETF
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
October	ETF
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
November	ETF
PGIM S&P 500 Max Buffer ETF –	0.50% of the average daily net assets of the	December 12, 2024
December	ETF
PGIM Nasdaq-100 Buffer 12 ETF –	0.50% of the average daily net assets of the	December 12, 2024
January	ETF
PGIM Nasdaq-100 Buffer 12 ETF – April	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM Nasdaq-100 Buffer 12 ETF – July	0.50% of the average daily net assets of the	December 12, 2024
ETF
PGIM Nasdaq-100 Buffer 12 ETF –	0.50% of the average daily net assets of the	December 12, 2024
October	ETF
PGIM S&P 500 Quarterly Buffer 5 ETF	0.50% of the average daily net assets of the	June 1, 2026
ETF
PGIM S&P 500 Quarterly Buffer 10 ETF	0.50% of the average daily net assets of the	June 1, 2026
ETF
PGIM S&P 500 Quarterly Buffer 15 ETF	0.50% of the average daily net assets of the	June 1, 2026
ETF
PGIM S&P 500 Quarterly Buffer 20 ETF	0.50% of the average daily net assets of the	June 1, 2026
ETF

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Schedule dated: June 1, 2026.

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